UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

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Exelon Corporation

(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to Be Held on April 28, 2020.

EXELON CORPORATION

EXELON CORPORATION
10 SOUTH DEARBORN STREET
P.O. BOX 805398
CHICAGO, IL 60680-5398
Meeting Information
Meeting Type:	Annual Meeting
For holders as of:	March 2, 2020
Date: April 28, 2020	Time: 9:00 A.M. Eastern Time
Location: Offices of Exelon Corporation
1310 Point Street
Baltimore, Maryland
We are actively monitoring the coronavirus (COVID-19) and are sensitive to the public health and travel concerns our employees and shareholders may have and the protocols that federal, state, and local governments may impose. As part of our precautions regarding COVID-19, we are planning for the possibility that the meeting may be held solely by means of remote communications. If we take this step, we will announce the decision to do so in advance, and details on how to participate will be posted on our website and filed with the SEC as proxy material.
You are receiving this communication because you hold shares in the company named above.
This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).
We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.

—  Before You Vote  —
How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:
NOTICE AND PROXY STATEMENT          ANNUAL REPORT
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—  How To Vote  —
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Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items
The Board of Directors recommends you vote FOR the following:
1.	Election of Directors
Nominees:
	1a.	Anthony Anderson
	1b.	Ann Berzin
	1c.	Laurie Brlas
	1d.	Christopher Crane
	1e.	Yves de Balmann
	1f.	Nicholas DeBenedictis
	1g.	Linda Jojo
	1h.	Paul Joskow
	1i.	Robert Lawless
	1j.	John Richardson
	1k.	Mayo Shattuck III
	1l.	John Young

The Board of Directors recommends you vote FOR proposals 2, 3, and 4.
2.	Ratification of PricewaterhouseCoopers LLP as Exelon’s Independent Auditor for 2020.
3.	Advisory approval of executive compensation.
4.	Approval of the Exelon 2020 Long-Term Incentive Plan.
NOTE: Authority is also given to vote on all other matters that may properly come before the meeting or any adjournment thereof.